SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section240.14a-11(c) or
    Section240.14a-12

                                  EXEL LIMITED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11
    (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
    (5) Total fee paid:
        ------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
    (3) Filing Party:
        ------------------------------------------------------------------------
    (4) Date Filed:
        ------------------------------------------------------------------------

                    [Western Union Mailgram]



Dear Shareholder:

The Class Meeting of Shareholders of EXEL Limited will be held on August 3, 1998, only a few days from now. Since time is short and your vote is important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, we urge you to vote today. Please take a few minutes of your time to follow the simple steps listed below.

Thank you for your consideration and support.

 TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                ARE AVAILABLE TO ASSIST YOU NOW!!!

                          INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 4182, EXEL Limited.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                  Name:               [NA.1]
                  Broker:             [Broker]
                  Control number:     [ControlNum]
                  Number of Shares:   [NumShares]

If you need assistance in voting, call our solicitor, Georgeson &
Company Inc. at 1-800-223-2064.

                      PROXY - EXEL LIMITED

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned shareholder of EXEL Limited ("EXEL") hereby appoints Michael P. Esposito, Jr., Brian M. O'Hara and Paul S. Giordano, and each of them acting singly, with full power of substitution, to be its proxy and to vote for the undersigned on all matters arising at the Class Meeting of Shareholders of EXEL (or any adjournments or postponements thereof) to be held on August 3, 1998 at 9:00 a.m., local time, at the Princess Hotel, Hamilton, Bermuda and to represent the undersigned at such meeting.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED HEREIN. IF NO INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1 AND 2 BELOW, ALL SAID ITEMS BEING FULLY DESCRIBED IN THE NOTICE OF SUCH MEETING AND THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH IS ACKNOWLEDGED, THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE CLASS MEETING OR ANY ADJOURNMENT OR POSTPONEMENTS THEREOF.

1.  To approve the proposed Scheme of Arrangement pursuant to
   Section 85 of the Companies Law (1995 Revision) of the
   Cayman Islanmds between EXEL and its shareholders under which EXEL will become a wholly owned subsidiary of Exel Merger
   Company Ltd., an exempted limited liability company incorporated under the laws of the Cayman Islands.

          ( ) FOR                       ( ) AGAINST

2. To adjourn the Class Meeting, if necessary, to permit further solicitation of proxies in the even that there may not be sufficient votes at the time of the Class Meeting to approve the proposed Scheme of Arrangement.

          ( ) FOR                       ( ) AGAINST

The undersigned hereby authorizes the proxies to vote in their discretion on any other business which may properly be brought before the Class Meeting or any adjournments or postponements thereof.